Exhibit 99.1

 NYSE-A: CTGO  BUILDING ALASKA’S   NEXT GOLD MINES   July 2023  Exhibit 99.1

 FORWARD LOOKING STATEMENT  The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report").  Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable.   For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.  To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.  To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation.

 Alaska considered one of the top 10 jurisdictions in the world for mining investments1  Manh Choh Mine - One of the world’s highest grade open pit gold mines (averaging 8 g/t expected grade)  We believe the following factors significantly de-risk the project:  Agreement in place with Tetlin Alaska Native Tribe  Fully Permitted - All State and Federal permits received   Turn-key operation, major contracts in place  Proven operator for Project - Kinross  Project financing arrangements in place ING/Macquarie Banks - $70 M2  Strong cash flow per share (CFPS) expected to start in 2024   Exploration upside  1. See Fraser Institute’s annual survey of mining companies for 2021   2. Availability subject to completion of equity capital raise of $21 million  Investment Highlights  3

 Lucky Shot Mine – Initial Resource  100% owned  Exploring historic high-grade gold mine  Permitted for mining  106,000 Oz Indicated Resource grading 14.5 g/t Au  Reserves/Resources  Exploration Stage  Fort Knox Mill  Developing Alaska’s Next Gold Mines  4  Manh Choh Mine – Construction underway  Partnership with Kinross (70%) and Contango (30%)  Using existing Fort Knox milling facilities owned by Kinross  Reduced execution risk  Partnership with the Alaska Native Tetlin Tribe (Royalty)

 Institutional  Retail / Others  Directors & Officers (Insiders)  TRADING - NYSE AMERICAN: CTGO1   90-Day Avg. Daily Volume 18,550 shares per day   52-week range US$21.70 - $33.67   Market Cap $186 M  *Russell 3000 Inclusion - June 26, 2023      CAPITAL STRUCTURE2   Issued & Outstanding 7.8 M   Warrants 0.4 M   Options and restricted share units 0.1 M   Fully Diluted 8.3 M      FINANCIAL POSITION3   Cash ~$2.9 M  Convertible Debenture @ 9% $20.0 M   ANALYST COVERAGE    Cantor Fitzgerald Mike Kozak    Roth Capital Partners Mike Niehuser    Fundamental Research Corp. Nina Rose Coderis   TOP SHAREHOLDERS   Hexagon Asset Management Alaska Future Fund   Tocqueville Asset Management Insiders   GAMCO Investors   1. Amounts reported as of July 11, 2023  2. Amounts reported as of June 30, 2023  3. Amounts reported as of March 31, 2023  Capital Structure  5

6

Manh Choh Gold Project


ALL MINE OPERATING PERMITS RECEIVED ➔ MINE SITE CONSTRUCTION UNDERWAY
NEAR-TERM PRODUCTION POTENTIAL & EXPLORATION UPSIDE

Feasibility in 2022➔Construction in 2023 ➔Production in 2024➔Explore 2,800 sq.km area

- ✓ Development Plan - mine Manh Choh gold ore and then truck and process the ore at Kinross' Fort Knox Milling Complex ➔ Reduces execution risk to produce gold and silver over 4.5 year mine-life starting second half of 2024
- ✓ Kinross JV expenses since inception: $63.4 million
- ✓ Road construction continued through Winter 2022-23 – Ahead of schedule and on budget
- ✓ $33.6 million Peak Gold H1 2023 budget nearly complete
- ✓ $136.1 million Peak Gold H2 2023 budget approved - Mine site construction underway

CONTANGO ORE

 Manh Choh Update – Summer Construction Underway  7

 UNDERWAY  Triple 7 CAT Trucks, Blast Hole Drill Rig   and 6030 CAT Shovel on their way  Manh Choh Update – Summer Construction Underway (Cont’d)   8

 Kiewit selected as mining contractor  Founded in 1884, Kiewit is one of the largest engineering, construction  and mining companies in North America  Mining Contractor  9

 Black Gold Transport Contracted for   Ore Haul Alaska Business for 35 Years  Ore Haul Contracting  10

 11  Mill Modifications at Fort Knox  11

 Manh Choh Ore Stockpile Area  Mill Modifications at Fort Knox (Cont’d)  12

 Mill Modifications at Fort Knox (Cont’d)  13

 Using existing infrastructure at Fort Knox, Peak Gold is planning on a H2 2024 start date  Production estimate of 914,000 GEO over a 4.5-years equating to roughly 225,000 gold equivalent ounces (“GEO”) per annum (30% to Contango Ore = +274,000 GEO or 67,500 GEO/Yr)1  Average processed grades expected to be ~8 g/t Au   Capital Costs    Initial $189 million (including $14M Contingency) for Peak Gold – Contango’s Share: $56.8 million   $26 million Capitalized Strip – Contango: $7.8 million    Total Capital Costs to Contango = $64.6 million based on the Manh Choh SK 1300 Report1   Operating Costs - Contango AISC = $1,116/GEO1     Model Assumptions per Contango Manh Choh SK 1300 Report1  1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. he The  Manh Choh Gold Project: Anticipated Economics  14

 Illustrative Economics at Select Gold Prices1  At gold spot price ($1,920/Ounce) as of July 10, 2023   $129 M+ of annual revenue  $54 M+ of annual cash flow  1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.  Manh Choh Illustrative Economics  15

16

Timeline to Production

- Approximately $19 M program in 2021 which included resource in-fill, hydrology, geotechnical, metallurgical engineering; environment and community outreach
- With ~$2 M exploration drilling to potentially expand the mine life

- Approximately $40 M program in 2022
- Kinross Feasibility Study completed and permitting activities are advancing well
- Wetlands Dredge and Fill (404) Permit from USACE
- Other permits issued by State of Alaska

Production expected to commence in H2 2024

DRILLING → SCOPING STUDY → PERMITTING & FEASIBILITY → DETAILED DESIGN PROCURMENT CONSTRUCTION → PRODUCTION

Community Engagement

- Tetlin Tribe indicates their support for the project development plan;
- Continued community engagement

"Early Works" construction decision announced in July 2022
Road construction/mill modification/camp

Mine Site construction decision with receipt of Mine Operating Plan approved in May 2023



Image used with permission from Kinross

CONTANGO ORE

 1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.  1  Early-Stage Exploration Projects   (100% owned)  Eagle-Hona  Triple Z  Shamrock  Current Focus On    Lucky Shot Mine   Tintina Gold Belt1: >100 Million Ounce Gold Endowment  17

 Coleman Adit  Lucky Shot “500” Adit  War Baby Adit  Looking NNE  Enserch Tunnel  Lucky Shot Vein     15.6 g/t Au = ½ Oz/ton Au1    +1 mile (1.6 km) strike length   and open along strike and down dip  See https://www.contangoore.com/press-release/contango-ore-issues-initial-s-k-1300-resource-technical-report-summary-for-the-lucky-shot-project-alaska-indicated-grades-average-15-g-t  Lucky Shot Vein: Overview  18

 Lucky Shot Vein: Ariel View  19

 Fully Permitted Active Mine Site   Safety First Approach  Zero LTIs  Lucky Shot: Safety & Permitting  20

21

Lucky Shot Vein: Oblique View – Looking West

Coleman Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	190,092	15.6	95,036
TOTAL	190,092	15.6	95,036
Inferred	74,265	9.9	23,642

Lucky Shot Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	36,871	8.9	10,584
TOTAL	36,871	8.9	10,584
Inferred	7,793	5.9	1,468

Combined Segments of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	226,963	14.5	105,620
TOTAL	226,963	14.5	105,620
Inferred	82,058	9.5	25,110

Coleman and Lucky Shot Resources Tables[1] Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA

Link: https://www.contangoore.com/investors/overview



Coleman
Lucky Shot
War Baby
Murphy
Plunge +18
Azimuth 245
0
250
500
750

Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade ("COG").

  10% to 30% Upside  Disintegration Analysis Used  Lucky Shot Vein: Capping Strategy  22

 ?  Lucky Shot Vein: Additional Views  23

 Oblique View of Lucky Shot Segment – Looking NE  Lucky Shot Vein: Additional Views (Cont’d)  24

25

Lucky Shot Vein: Additional Views (Cont'd)


Plan View
A
A'
New Vein Interpretation
Historic Stopes
Lucky Shot Workings
Section View Along A-A'
0.58m @ 7.7 g/t Au
3.64m @ 4.5 g/t Au
Incl. 0.53m @ 26.3 g/t Au
1.52m @ 1.59 g/t Au
3.31m @ 3.92 g/t Au
Incl. 0.5m @ 9.99 g/t Au
1m @ 6.8 g/t Au
Incl. 0.5m @ 12 g/t Au
2.12m @ 1.68 g/t Au
1.99m @ 9.53 g/t Au
Incl. 0.71m @ 21.5 g/t Au
1.62m @ 7.64 g/t Au
Incl. 0.56m @ 15.3 g/t Au
Historic Lucky Shot Stope
Grab Samples from Vein Exposure in West Drift
#990078 – 26.1 g/t Au
#990079 – 379 g/t Au
LSU22018
LSU22019
LSU22020
LSU22021
LSU22022
LSU22023
OPEN
Au (ppm)
10
5
3
1
0.5
Plunge +10
Azimuth 070
0.0
12.5
25.0
37.5
50.0

 Planned In-Fill Drill Program for 15-20 Meter spacing  Looking Southwest  Lucky Shot Vein: Additional Views (Cont’d)  26

 27  At the Face with Lucky Shot Vein   Alaska’s Next Gold Mine  Lucky Shot Vein: At the Face  27

 THANK YOU  28

NYSE American: CTGO 29

CONTANGO ORE

GOLD SILVER COPPER

APPENDICIES

Corporate Inquires:

info@contangoore.com
+1-778-386-6227
www.contangoore.com

Twitter: @orecontango
LinkedIn: Contango ORE
Instagram: ContangoORE
Facebook: Contango ORE

CONTANGO ORE

 This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.  NON-GAAP RECONCILIATION DISCLAIMER  30

 The project is located 29 km (18 miles) from the Alaska Hwy and 400 km (240 miles) to the Fort Knox Milling Complex  MANH CHOH DEPOSIT  Image used with permission from Kinross  Manh Choh  Manh Choh Project Location  31

 Main MC  North MC  $3 Million Exploration Program Budgeted for 2023  Continued exploration for New Resources in Chief Danny Area  Further evaluation of 685,000 acre Manh Choh project   Additional regional stream sediment sampling  Geologic mapping   Geophysical surveys including detailed ground gravity survey     Manh Choh Project and Surrounding Targets  32

 528 Core and RC holes in the database with 394 drill holes used for modeling is including 69,574 m (228,260 ft) of assays.   Approved $3 million exploration program for 2023  Follow up of regional stream sediment and pan concentrate sample  Geologic reconnaissance  Drill program on Chief Danny area targets  No Drilling between Main and North Deposits  Still Open  OPEN  Manh Choh Project: Exploration Highlights  33

34

Manh Choh Project: Asset Summary


CONTANGO ORE
KINROSS
100%
30%
70%
Peak Gold JV
State Claims
(~70,000 Acres)
Peak Gold Project
~(688,000 Acres)

- The Manh Choh project consists of a ~688,000 acres land package including ~13,000 acres of State Mining Claims

  ➔ **Roughly the size of Rhode Island**

- Contango is also the 100% owner of the Alaska state claims exploration land package (~70,000 acres)


State Claims (100% CONTANGO ORE)
Manh Choh
Deposit
North Manh Choh
Main Manh Choh
Tetlin Lease
Prospects
State Mining Claims Owned by Peak Gold LLC
Tetlin Lease
Contango 100% Owned State Mining Claims
0
20
miles

Historic M&I Reserve on Adjacent Coleman Segment of LS Vein:   206k Tonnes @ 18.3 g/t Gold for 121,500 Ounces of Contained Gold2  1 The historical production information presented is based upon reports file by the US Geological Survey from information provided by prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information ( see Harlan, et al., 2017 and Stoll, 1997). The historical information may not be representative of future results of the Company’s activities  2 Based on a 2018 pre-feasibility study by Hard Rock Consulting. A qualified person (as defined by Securities and Exchange Commission rules) has not done sufficient work to classify the estimate as a current estimate of mineral resources, mineral reserves or exploration results. The Company is not treating these estimates as current estimates of mineral resources, mineral reserves or exploration results. The historical information may not be representative of future results of the Company’s activities  Willow Creek district historically produced 19 metric tonnes or approximately 610,874 troy ounces from ore ranging between 30 and 60 g/t Au making it the third largest historic lode gold producing district in Alaska (Harlan, et al., 2017).  Lucky Shot Mine reported 252,000 ozs from 169,000 tons of free-milling ore indicating an average head grade of 40 g/t Au (1.6 oz/tonne) (Stoll, 1997), with additional production from the Coleman and War Baby mines.   Lucky Shot: Historic Resources1  35

 Rehab and extend existing Enserch tunnel to explore the Lucky Shot vein down-dip - prep for exploration drilling in three stages:  Stage 1a: Drift 500 meters along footwall and parallel to vein for detailed in-fill drilling;  Stage 1b: Continue Enserch tunnel as a ramp into hanging wall side of vein and drill a second panel down dip on Lucky Shot vein  Stage 2: Coleman segment resources by building a ramp from the Enserch level to the Coleman level in an effort to add ounces to the mine plan   Stage 3: Evaluate District scale potential  Objective:  Define 500,000 ounces of gold resource by drilling Lucky Shot vein down dip and along strike of historically produced 250,000 ounces averaging 40 g/t Au 1   36  Lucky Shot: Exploration Plan